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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of January 23, 2001 (this "Amendment"), to the Credit Agreement, dated as of November 22, 2000 (the "Credit Agreement"), among ENGLE HOMES, INC., a Florida corporation (the "Borrower"), the banks and other financial institutions party thereto (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                    RECITALS

         WHEREAS, the Borrower, the Administrative Agent and the Lenders wish to amend the Credit Agreement, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. Amendments.

                  (a) The definition of "Consolidated EBITDA" contained in
         Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                            "`Consolidated EBITDA': for any period (a)
                   Consolidated Net Income for such period plus (b) the sum of each of the following expenses that have been deducted from the determination of Consolidated Net Income for such Period:
                   (i) all Consolidated Interest Expense for such period (including, without duplication, previously capitalized interest expense which would be included in "costs of goods sold" and deducted from consolidated revenues in determining Consolidated Net Income), (ii) all income tax expense (whether federal, state, local, foreign or otherwise) for such period, (iii) all depreciation expense for such period,
                   (iv) all amortization expense for such period and (v) all extraordinary losses otherwise deducted in determining Consolidated Net Income for such period less (c) all extraordinary gains added in determining Consolidated Net Income for such period, in each case determined on a consolidated basis and in accordance with GAAP for such period."

                  (b) The definition of "Consolidated Fixed Charges" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                           "`Consolidated Fixed Charges': for any period, the
                  sum, without duplication, of (i) Consolidated Interest Expense for such period plus any imputed interest included in payments under Financing Leases and capitalized interest in respect of Indebtedness for such period, (ii) the aggregate principal amount or equivalent thereof of all scheduled payments of Indebtedness of the Borrower and its Subsidiaries during such period and



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                  (iii) the aggregate amounts of dividends and distributions required to be paid by the Borrower during such period in respect of its outstanding preferred stock, if any."

                  (c) The definition of "Consolidated Interest Expense" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                           "`Consolidated Interest Expense': for any period, the
                  amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on a consolidated income statement of the Borrower and the Subsidiaries for such period excluding the amortization of any original issue discount."

                  (d) The definition of "Required Lenders" contained in Section
         1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                           "`Required Lenders': (a) at any time when either (i)
                  Bank of America, N.A. (together with its Affiliates) shall have an aggregate Credit Exposure of $150,000,000 or less or
                  (ii) Bank of America, N.A. (together with its Affiliates) shall have an aggregate Credit Exposure of $200,000,000 or less and Bank of America, N.A. or Banc of America Mortgage Capital Corporation (together with any of their respective Affiliates) shall not be a "Lender" under the Acquisition Bridge Facility Documents, Lenders, the aggregate Credit Exposures of which constitute at least 66-2/3% of the aggregate Credit Exposure of all Lenders at such time and (b) at all other times, Lenders, the aggregate Credit Exposures of which constitute at least 75% of the aggregate Credit Exposure of all Lenders at such time."

                  (e) The definition of "Revolving Credit Note" contained in
         Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "Term Loan Lender" and substituting in lieu thereof the new reference "Revolving Credit Lender".

                  (f) Section 6.12 of the Credit Agreement is hereby amended by deleting Paragraph (b) thereof in its entirety and substituting in lieu thereof the following new Paragraph:

                           "(b) Each Lender that is not incorporated under the
                  laws of the United States of America or a state thereof shall:

                                    (i) (A) if such Lender is a "bank" within
                           the meaning of Section 881(c)(3)(A) of the Code, deliver to the Borrower and the Administrative Agent two complete and executed (x) U.S. Internal Revenue Forms W-8BEN (or any successor form thereto) with respect to an income tax treaty providing for a zero rate of withholding tax on interest, or (y) U.S. Internal Revenue Service Forms W-8ECI (or any successor form thereto), or (B) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code deliver to the Borrower and the Administrative Agent two complete and executed U.S. Internal Revenue Service Forms W-8BEN (or any successor form thereto), including all appropriate attachments and (y) a certificate substantially in the form of Exhibit D (a "Non-Bank Status Certificate");

                                    (ii) deliver to the Borrower and the
                           Administrative Agent two further copies of any such form or certification on or before the date that any


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                           such form or certification expires or becomes
                           obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                                    (iii) obtain such extensions of time for
                           filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

                  unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form W-8BEN or W-8ECI (or any successor form thereto), that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Non-Bank Status Certificate, that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Code. Each Person that shall become a Lender or a Participant pursuant to Section 13.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section; provided, that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased."

                  (g) Section 10.10 of the Credit Agreement is hereby amended by adding the words "other than" before the phrase "on terms that are fair and reasonable" in the sixth line thereof.

                  (h) Section 12.9 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section:

                           "12.9 Successor Administrative Agent. The
                  Administrative Agent may resign as Administrative Agent at any time by giving written notice thereof to the Lenders and the Borrower. The Administrative Agent shall resign as Administrative Agent by giving written notice thereof to the Lenders and the Borrower if at any time the Administrative Agent shall cease to hold an aggregate Credit Exposure of at least $35,000,000. The Required Lenders may, by giving written notice to the Administrative Agent and the Borrower, remove the Administrative Agent from its position as Administrative Agent at any time if any action or failure to act by the Administrative Agent is determined to have directly resulted from its gross negligence or willful misconduct. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent with, so long as no Event of Default has occurred and is continuing at the time of the related appointment, the approval of the Borrower (such approval not to be unreasonably withheld or delayed and such approval to be deemed to have been given if no objection thereto is received by the Required Lenders within two Business Days after the date on which notice of the proposed appointment is provided to the Borrower). If no successor Administrative Agent shall have been appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Administrative Agent's receiving notice of removal, then the retiring or removed Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $100,000,000. If within 45 days after written


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                  notice is given of the Administrative Agent's resignation or removal no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the Administrative Agent's resignation or removal shall become effective, (b) the Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties and obligations of the Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent. Upon acceptance of any appointment as Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent."

                  (i) Section 13.6(c) of the Credit Agreement is hereby amended by deleting the first proviso thereof in its entirety and substituting in lieu thereof the following new proviso:

                           "provided, that until the earlier of June 30, 2001
                  and such time as the Arranger (or the Administrative Agent on its behalf) shall have notified the Lenders that the syndication of the Commitments has been completed, no such assignment shall be permitted, and no Lender shall engage in any discussions with any Person relating to any such assignment or potential assignment, without the prior written consent of the Arranger or the Administrative Agent."

         3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "Amendment Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, all of the Lenders, the Administrative Agent and each of the Guarantors.

                  (b) The representations and warranties contained in each of the Loan Documents shall be correct on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date.

                  (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

                  (d) All of the accrued fees and expenses of the Administrative Agent (including the reasonable accrued and invoiced fees and expenses of counsel for the Administrative Agent) shall have been paid in full in accordance with Section 13.5 of the Credit Agreement.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 13.1 of the Credit Agreement.


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         4. Reference to and Effect on the Loan Documents.

                  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

                  (b) The Credit Agreement and each of the other Loan Documents, as amended and otherwise modified by the amendments and other modifications specifically provided above in Section 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         5. Costs and Expenses. The Borrower hereby agrees to reimburse, upon demand, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder or in connection herewith, all in accordance with the terms of Section
13.5 of the Credit Agreement.

         6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                         ENGLE HOMES INC.



                                         By: /s/ DAVID SHAPIRO
                                            ------------------------------------
                                              Name:        David Shapiro
                                              Title:       Vice President



                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent and as Lender



                                         By: /s/ KELLEY PRENTISS
                                            ------------------------------------
                                              Name:        Kelley Prentiss
                                              Title:       Vice President



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Acknowledged and Accepted:

The Guarantors:


ENGLE HOLDINGS CORP.,
     a Delaware corporation


By: /s/ TOMMY MCADEN
   ------------------------------------
     Name:  Tommy McAden
     Title: Vice President


ENGLE HOMES REALTY, INC.,
     a Georgia corporation

ENGLE HOMES/ARIZONA, INC.,
     a Florida corporation

ENGLE HOMES/ARIZONA CONSTRUCTION, INC.,
     an Arizona corporation

ENGLE HOMES/ATLANTA, INC.,
     a Florida corporation

BANYAN TRAILS, INC.,
     a Florida corporation

ENGLE HOMES/BROWARD, INC.,
     a Florida corporation

ENGLE HOMES/COLORADO, INC.,
     a Florida corporation

ENGLE HOMES/GEORGIA, INC.,
     a Georgia corporation

GREENLEAF HOMES, INC.,
     a Florida corporation

ENGLE HOMES/GULF COAST, INC.,
     a Florida corporation

ENGLE HOMES/JACKSONVILLE, INC.,
     a Florida corporation

ENGLE HOMES/LAKE BERNADETTE, INC.,
     a Florida corporation



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ENGLE HOMES/NORTH CAROLINA, INC.,
     a Florida corporation

ENGLE HOMES/ORLANDO, INC.,
     a Florida corporation

ENGLE HOMES/PALM BEACH, INC.,
     a Florida corporation

ENGLE HOMES/PEMBROKE, INC.,
     a Florida corporation

PEMBROKE FALLS REALTY, INC.,
     a Florida corporation

PREFERRED BUILDERS REALTY, INC.,
     a Florida corporation

PREFERRED HOME MORTGAGE COMPANY,
     a Florida corporation

ENGLE HOMES/SOUTHWEST FLORIDA, INC.,
     a Florida corporation

ST. TROPEZ AT BOCA GOLF, INC.,
     a Florida corporation

ENGLE HOMES/TEXAS, INC.,
     a Florida corporation

UNIVERSAL LAND TITLE, INC.,
     a Florida corporation

UNIVERSAL LAND TITLE OF COLORADO, INC.,
     a Colorado corporation

ENGLE HOMES/VIRGINIA, INC.,
     a Florida corporation

UNIVERSAL LAND TITLE OF VIRGINIA, INC.,
     a Virginia corporation

UNIVERSAL LAND TITLE OF TEXAS, INC.,
     a Texas corporation

UNIVERSAL LAND TITLE AGENCY, INC.,
     a Arizona corporation


By: /s/ DAVID SHAPIRO
   ------------------------------------
     Name:  David Shapiro
     Title: Vice President


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UNIVERSAL LAND TITLE OF THE PALM BEACHES, LTD.,
     a Florida limited partnership

PROFESSIONAL ADVANTAGE TITLE, LTD.,
     a Florida limited partnership

THE CENTURY TITLE AGENCY, LTD.,
     a Florida limited partnership

EASTERN TITLE SERVICES, LTD.,
     a Florida limited partnership


By:  UNIVERSAL LAND TITLE, INC.
     a Florida corporation and its general partner


By: /s/ DAVID SHAPIRO
   ------------------------------------
     Name:  David Shapiro
     Title: Vice President


ENGLE HOMES DELAWARE, INC.,
     a Delaware corporation


By: /s/ MILDRED F. SMITH
   ------------------------------------
     Name:  Mildred F. Smith
     Title: President


ENGLE HOMES FINANCING, INC.,
     a Delaware corporation


By: /s/ MILDRED F. SMITH
   ------------------------------------
     Name:  Mildred F. Smith
     Title: President



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